UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105 Waltham, Massachusetts	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Aeglea BioTherapeutics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) to effect a 1-for-25 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and a reduction in the total number of authorized shares of Common Stock from 500,000,000 shares to 20,000,000 shares (the “Authorized Shares Reduction”), each effective as of 12:01 a.m. Eastern Time on September 8, 2023.

In connection with the Reverse Stock Split and the Authorized Shares Reduction, the Company is filing this Current Report on Form 8-K (this “Report”) to update certain financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), originally filed on March 2, 2023, in Exhibits 99.1 and 99.2. The information in this Report is not an amendment to, or restatement of, the Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Stock Split and the Authorized Shares Reduction, as described above.

“Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 8. Financial Statements and Supplementary Data” of the Form 10-K are being revised as reflected in Exhibits 99.1 and 99.2 to this Report, respectively.

This Report, including Exhibits 99.1 and 99.2, does not reflect events (other than the Reverse Stock Split and the Authorized Shares Reduction) occurring after the filing of the Form 10-K and does not modify or update the disclosures in such filing, other than as required to reflect the Reverse Stock Split and the Authorized Shares Reduction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Recast Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations Originally Included in the Annual Report on Form 10-K of Aeglea BioTherapeutics, Inc. for the year ended December 31, 2022.

99.2	Recast Item 8: Financial Statements and Supplementary Data Originally Included in the Annual Report on Form 10-K of Aeglea BioTherapeutics, Inc. for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: November 15, 2023	By:	/s/ Cameron Turtle
Cameron Turtle
Chief Operating Officer